Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Spring Creek Capital Corp.(the "Company") on Form 10-KSB for the period ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jagjit Jay Sidhu, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


June 30, 2008                              /s/ Jagjit Jay Sidhu
                                           -------------------------------------
                                           Jagjit Jay Sidhu
                                           President and Chief Executive Officer

A signed copy of this written statement required by Section 906 has been provided to Spring Creek Capital Corp. and will be retained by Spring Creek Capital Corp. and furnished to the Securities and Exchange Commission or its staff upon request.